UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22821

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Plus Fund (EFF)

Annual Report

May 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2018

Eaton Vance

Floating-Rate Income Plus Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	38

Federal Tax Information	39

Annual Meeting of Shareholders	40

Dividend Reinvestment Plan	41

Board of Trustees’ Contract Approval	43

Management and Organization	46

Important Notices	49

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended May 31, 2018, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 4.20%. For the period as a whole, performance was composed entirely of coupon generation, with loan prices slightly declining.

Shortly after the period opened on June 1, 2017, the Federal Reserve Board announced its second rate hike for 2017, which was later followed by additional rate hikes in December 2017 and in March 2018. A massive U.S. tax cut passed in December 2017 put additional upward pressure on interest rates, as it forced the government to increase borrowing to finance the tax relief. While rising rates were a negative for most fixed income asset classes, they increased investor demand and supported prices for floating-rate securities.

Additional good news for floating-rate loans arrived in late January 2018, when volatility returned to equity and fixed income markets as Treasury yields rose, after more than a year of calm. Given loans’ low duration9 and low sensitivity to interest rates, they were a sea of relative tranquility compared with other asset classes. As a result, from the beginning of 2018 through the end of the period on May 31, floating-rate loans generally outperformed U.S. government, corporate and high yield bonds, as well as U.S. and global equities.

Technical conditions were positive for most of the period, with demand generally outpacing supply. The collateralized loan obligation market was a consistently strong driver of demand, and retail mutual funds saw positive inflows for eight of the period’s 12 months. For the period as a whole, loan prices were relatively stable, beginning the period at an average price of $98.33 and ending it at an average price of $98.35. Approximately 88% of performing loans ended the period bid at 98% of their par value or higher.

With the U.S. economy’s recovery accelerating modestly during the period, health in corporate fundamentals continued to reflect relatively benign conditions. While the high-profile default of iHeartCommunications, Inc., an Index component, pushed up the default rate to 2.42% on a last-twelve-month basis in March 2018, the default rate settled down to close the period at 2.12%, well below its long-term average.

Fund Performance

For the 12-month period ended May 31, 2018, Eaton Vance Floating-Rate Income Plus Fund (the Fund) shares at net asset value (NAV) had a total return of 5.04%, outperforming the 4.20% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. In keeping with management’s long-term philosophy, the Fund has historically tended to underweight lower-quality8 loans relative to the Index — a strategy that may help the Fund experience limited credit losses over time, but may detract from relative performance versus the Index during periods when lower-quality issues outperform.

For the 12-month period, BBB-rated loans in the Index returned 3.20%, BB-rated loans in the Index returned 3.78%, B-rated loans in the Index returned 4.43%, CCC-rated loans in the Index returned 7.17%, and D-rated (defaulted) loans in the Index returned -5.41%. Given this performance mix, the Fund’s higher-quality orientation and resulting underweight, relative to the Index, to volatile defaulted loans helped performance versus the Index. However, the Fund’s underweight to rallying CCC-rated loans was a partial offset, detracting from relative results versus the Index.

More importantly, security selection across the Fund’s portfolio aided performance versus the Index, as loans held by the Fund collectively outperformed the loan market at large. Positive selection effect was particularly evident within the brokerage/securities dealers and the oil and gas sectors, and these represented the main contributors to relative Fund performance during the period. At the same time, credit selection within the building and development and the business equipment and services sectors detracted from results relative to the Index.

Additionally, the Fund’s holdings in high-yield bonds detracted from performance versus the Index, as high-yield bonds underperformed the loan market during the period — and high-yield bonds are not included in the Index. However, the Fund’s employment of investment leverage6 contributed to performance versus the Index (which does not employ leverage). The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage amplified the positive total return of the Fund’s underlying portfolio during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Kathleen C. Gaffney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/28/2013	5.04%	—	5.38%
Fund at Market Price	—	1.80	—	4.02
S&P/LSTA Leveraged Loan Index	—	4.20%	3.85%	4.04%

% Premium/Discount to NAV[4]
				–6.23%

Distributions[5]
Total Distributions per share for the period				$0.910
Distribution Rate at NAV				5.05%
Distribution Rate at Market Price				5.38%

% Total Leverage[6]
Borrowings				27.27%
Variable Rate Term Preferred Shares (VRTP Shares)				8.93

Fund Profile

Credit Quality (% of bonds, loans and mortgage-backed securities)7

Asset Allocation (% of total investments)8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[8]	Other represents any investment type less than 1.0% of total investments. Asset allocation as a percentage of the Fund’s net assets amounted to 159.4%.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

4

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 135.3%(1)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 2.4%
Accudyne Industries, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2024	$169	$169,560
TransDigm, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	1,541	1,539,354
Term Loan, 4.73%, (USD LIBOR + 2.50%), Maturing August 22, 2024(2)	1,337	1,336,214
Wesco Aircraft Hardware Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2021	208	208,125
		$3,253,253

Automotive — 3.3%
American Axle and Manufacturing, Inc.
Term Loan, 4.01%, (1 week USD LIBOR + 2.25%), Maturing April 6, 2024	$739	$740,750
Belron Finance US, LLC
Term Loan, 4.86%, (3 mo. USD LIBOR + 2.50%), Maturing November 7, 2024	125	125,428
Chassix, Inc.
Term Loan, 7.94%, (USD LIBOR + 5.50%), Maturing November 15, 2023(2)	349	350,871
CS Intermediate Holdco 2, LLC
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing November 2, 2023	194	194,572
Dayco Products, LLC
Term Loan, 7.31%, (3 mo. USD LIBOR + 5.00%), Maturing May 19, 2023	248	249,047
FCA US, LLC
Term Loan, 3.97%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018	317	317,593
Federal-Mogul Holdings Corporation
Term Loan, 5.68%, (1 mo. USD LIBOR + 3.75%), Maturing April 15, 2021	766	773,674
Horizon Global Corporation
Term Loan, 6.48%, (1 mo. USD LIBOR + 4.50%), Maturing June 30, 2021	94	93,054
L&W, Inc.
Term Loan, 5.95%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025	175	175,437
Sage Automotive Interiors, Inc.
Term Loan, 6.98%, (1 mo. USD LIBOR + 5.00%), Maturing October 27, 2022	173	174,649

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive (continued)
TI Group Automotive Systems, LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022	$239	$240,770
Tower Automotive Holdings USA, LLC
Term Loan, 4.69%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024	981	986,299
		$4,422,144

Beverage and Tobacco — 0.7%
Arterra Wines Canada, Inc.
Term Loan, 4.88%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	$593	$597,517
Flavors Holdings, Inc.
Term Loan - Second Lien, 12.30%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021	500	387,500
		$985,017

Brokerage / Securities Dealers / Investment Houses — 0.7%
Aretec Group, Inc.
Term Loan, 6.23%, (1 mo. USD LIBOR + 4.25%), Maturing November 23, 2020	$268	$268,904
Term Loan - Second Lien, 9.48%, (1 mo. USD LIBOR + 7.50% (2.00% Cash, 7.48% PIK)), Maturing May 23, 2021	401	403,128
OZ Management L.P.
Term Loan, 7.13%, (3 mo. USD LIBOR + 4.75%), Maturing April 11, 2023	120	120,600
Salient Partners L.P.
Term Loan, 10.45%, (1 mo. USD LIBOR + 8.50%), Maturing May 19, 2021	171	168,435
		$961,067

Building and Development — 3.1%
American Builders & Contractors Supply Co., Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	$594	$592,453
Beacon Roofing Supply, Inc.
Term Loan, 4.18%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	150	150,281
Core & Main L.P.
Term Loan, 5.12%, (USD LIBOR + 3.00%), Maturing August 1, 2024(2)	174	175,104
CPG International, Inc.
Term Loan, 5.59%, (6 mo. USD LIBOR + 3.75%), Maturing May 3, 2024	534	536,083

5	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development (continued)
DTZ U.S. Borrower, LLC
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2021	$805	$805,442
GGP, Inc.
Term Loan, Maturing May 4, 2025(3)	225	222,399
Quikrete Holdings, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	601	602,172
Realogy Corporation
Term Loan, 4.18%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	451	454,472
Summit Materials Companies I, LLC
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	150	150,404
Werner FinCo L.P.
Term Loan, 5.91%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	348	350,678
WireCo WorldGroup, Inc.
Term Loan, 6.98%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	148	149,228
		$4,188,716

Business Equipment and Services — 12.0%
Acosta Holdco, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021	$747	$607,483
Adtalem Global Education, Inc.
Term Loan, 4.94%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2025	100	100,375
AlixPartners, LLP
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing April 4, 2024	545	547,408
ASGN Incorporated
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025	120	120,251
Brickman Group Ltd., LLC
Term Loan, 4.96%, (1 mo. USD LIBOR + 3.00%), Maturing December 18, 2020	212	213,054
Camelot UK Holdco Limited
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023	271	271,770
Cast and Crew Payroll, LLC
Term Loan, 4.68%, (3 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	598	597,936
Ceridian HCM Holding, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing April 5, 2025	350	351,422

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
Change Healthcare Holdings LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024	$1,584	$1,585,131
Corporate Capital Trust, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing May 20, 2019	240	241,494
CPM Holdings, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing April 11, 2022	317	321,039
Crossmark Holdings, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019	490	273,573
Cypress Intermediate Holdings III, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing April 27, 2024	323	323,738
EAB Global, Inc.
Term Loan, 6.25%, (USD LIBOR + 3.75%), Maturing November 15, 2024(2)	325	325,000
Education Management, LLC
Term Loan, 0.00%, Maturing July 2, 2020(4)(5)	370	0
Term Loan, 0.00%, Maturing July 2, 2020(4)(5)	165	31,045
EIG Investors Corp.
Term Loan, 6.32%, (USD LIBOR + 4.00%), Maturing February 9, 2023(2)	815	819,802
Extreme Reach, Inc.
Term Loan, 8.24%, (1 mo. USD LIBOR + 6.25%), Maturing February 7, 2020	571	570,663
First Data Corporation
Term Loan, 3.97%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022	624	624,737
Garda World Security Corporation
Term Loan, 5.51%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024	466	471,785
Global Payments, Inc.
Term Loan, 3.73%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023	77	77,202
IG Investment Holdings, LLC
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing October 29, 2021	490	492,041
Term Loan, 5.61%, (3 mo. USD LIBOR + 3.50%), Maturing May 18, 2025	100	100,417
Information Resources, Inc.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024	198	199,312
ION Trading Technologies S.a.r.l.
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing November 21, 2024	574	570,695

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
Iron Mountain, Inc.
Term Loan, 3.73%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	$200	$197,500
J.D. Power and Associates
Term Loan, 6.55%, (3 mo. USD LIBOR + 4.25%), Maturing September 7, 2023	542	545,698
Kronos Incorporated
Term Loan, 5.36%, (USD LIBOR + 3.00%), Maturing November 1, 2023(2)	1,386	1,395,320
LegalZoom.com, Inc.
Term Loan, 6.45%, (1 mo. USD LIBOR + 4.50%), Maturing November 21, 2024	175	176,526
Monitronics International, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	222	212,760
PGX Holdings, Inc.
Term Loan, 7.24%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	257	250,852
Ping Identity Corporation
Term Loan, 5.72%, (1 mo. USD LIBOR + 3.75%), Maturing January 22, 2025	75	75,469
Pre-Paid Legal Services, Inc.
Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	100	100,922
Prime Security Services Borrower, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	618	616,945
Red Ventures, LLC
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing November 8, 2024	299	302,666
Solera, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	174	174,871
Spin Holdco, Inc.
Term Loan, 5.34%, (2 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	774	779,481
Tempo Acquisition, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	199	198,996
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025	475	475,475
Vantiv, LLC
Term Loan, 3.92%, (1 mo. USD LIBOR + 2.00%), Maturing August 9, 2024	325	326,061
Vestcom Parent Holdings, Inc.
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023	123	123,746

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	$229	$228,545
West Corporation
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024	274	274,484
		$16,293,690

Cable and Satellite Television — 5.2%
Charter Communications Operating, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025	$873	$875,704
CSC Holdings, LLC
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025	650	647,732
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026	300	300,375
Numericable Group S.A.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025	446	438,446
Radiate Holdco, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	448	441,711
Telenet Financing USD, LLC
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2026	550	550,057
Term Loan, Maturing August 17, 2026(3)	525	525,328
Unitymedia Finance, LLC
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	225	225,235
UPC Financing Partnership
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	600	599,016
Virgin Media Bristol, LLC
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	1,650	1,647,680
Ziggo Secured Finance Partnership
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025	850	846,340
		$7,097,624

Chemicals and Plastics — 7.1%
Alpha 3 B.V.
Term Loan, 5.30%, (USD LIBOR + 3.00%), Maturing January 31, 2024(2)	$149	$149,505

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
Aruba Investments, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022	$73	$73,391
Ashland, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 1.75%), Maturing May 17, 2024	149	149,643
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.05%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	1,002	1,003,816
Emerald Performance Materials, LLC
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021	120	120,709
Term Loan - Second Lien, 9.73%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022	150	150,094
Ferro Corporation
Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	74	74,472
Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	76	76,091
Flint Group GmbH
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021	38	35,905
Flint Group US, LLC
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021	228	217,196
Gemini HDPE, LLC
Term Loan, 4.86%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024	505	506,366
H.B. Fuller Company
Term Loan, 3.95%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024	498	498,813
Ineos US Finance, LLC
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024	798	798,997
Invictus US, LLC
Term Loan, 5.10%, (2 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	125	125,977
Kraton Polymers, LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025	232	233,121
MacDermid, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020	350	351,469
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	383	385,557
Minerals Technologies, Inc.
Term Loan, 4.28%, (USD LIBOR + 2.25%), Maturing February 14, 2024(2)	228	229,882

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
Orion Engineered Carbons GmbH
Term Loan, 4.80%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024	$297	$299,246
PQ Corporation
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing February 8, 2025	690	692,015
Prince Minerals, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing March 20, 2025	75	75,750
Solenis International L.P.
Term Loan, 5.56%, (USD LIBOR + 3.25%), Maturing July 31, 2021(2)	334	335,116
Spectrum Holdings III Corp.
Term Loan, 1.00%, Maturing January 31, 2025(6)	14	13,534
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025	137	136,841
Tata Chemicals North America, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020	197	197,797
Trinseo Materials Operating S.C.A.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing September 9, 2024	1,048	1,052,600
Tronox Blocked Borrower, LLC
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	256	258,043
Tronox Finance, LLC
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	592	595,484
Unifrax Corporation
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing April 4, 2024	124	125,305
Univar, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2024	660	663,857
		$9,626,592

Containers and Glass Products — 4.0%
Berlin Packaging, LLC
Term Loan, 4.94%, (USD LIBOR + 3.00%), Maturing November 7, 2025(2)	$50	$50,135
Berry Global, Inc.
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022	223	224,074
BWAY Holding Company
Term Loan, 5.59%, (USD LIBOR + 3.25%), Maturing April 3, 2024(2)	248	249,030

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products (continued)
Consolidated Container Company, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	$100	$100,284
Flex Acquisition Company, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023	470	470,054
Libbey Glass, Inc.
Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021	280	277,300
Pelican Products, Inc.
Term Loan, 5.41%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025	150	150,844
Reynolds Group Holdings, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	2,393	2,401,641
Ring Container Technologies Group, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	200	199,937
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 13, 2022	701	706,103
Trident TPI Holdings, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024	524	522,768
		$5,352,170

Cosmetics / Toiletries — 0.3%
KIK Custom Products, Inc.
Term Loan, 5.97%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	$359	$362,486
		$362,486

Drugs — 5.9%
Albany Molecular Research, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	$323	$323,442
Amneal Pharmaceuticals, LLC
Term Loan, 5.63%, (3 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	825	824,485
Arbor Pharmaceuticals, Inc.
Term Loan, 7.48%, (USD LIBOR + 5.00%), Maturing July 5, 2023(2)	724	727,916
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.25%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	1,166	1,158,607

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)
Horizon Pharma, Inc.
Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing March 29, 2024	$823	$826,134
Jaguar Holding Company II
Term Loan, 4.65%, (USD LIBOR + 2.50%), Maturing August 18, 2022(2)	1,608	1,609,179
Mallinckrodt International Finance S.A.
Term Loan, 5.20%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	643	629,325
Term Loan, 5.52%, (6 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	200	195,750
PharMerica Corporation
Term Loan, 5.43%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024	200	200,834
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing April 1, 2022	1,240	1,244,405
Term Loan, Maturing May 17, 2025(3)	300	300,867
		$8,040,944

Ecological Services and Equipment — 1.2%
Advanced Disposal Services, Inc.
Term Loan, 4.00%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	$483	$485,652
Charah, LLC
Term Loan, 8.50%, (USD LIBOR + 6.25%), Maturing October 25, 2024(2)	147	149,395
EnergySolutions, LLC
Term Loan, 5.77%, (3 mo. USD LIBOR + 3.75%), Maturing May 2, 2025	275	278,610
GFL Environmental, Inc.
Term Loan, Maturing May 31, 2025(3)	64	63,655
Term Loan, Maturing May 31, 2025(3)	511	512,423
Wrangler Buyer Corp.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	175	175,375
		$1,665,110

Electronics / Electrical — 17.0%
AI Ladder (Luxembourg) Subco S.a r.l
Term Loan, Maturing May 1, 2025(3)	$75	$75,000
Almonde, Inc.
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	620	611,638

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021	$77	$75,169
Applied Systems, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024	547	551,925
Aptean, Inc.
Term Loan, 6.56%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022	594	595,708
Avast Software B.V.
Term Loan, 4.49%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023	334	336,262
Barracuda Networks, Inc.
Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing February 12, 2025	350	352,023
Campaign Monitor Finance Pty. Limited
Term Loan, 7.55%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021	188	188,668
CommScope, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022	177	178,025
CPI International, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	149	149,965
Cypress Semiconductor Corporation
Term Loan, 4.22%, (1 mo. USD LIBOR + 2.25%), Maturing July 5, 2021	254	255,907
DigiCert, Inc.
Term Loan, 6.73%, (1 mo. USD LIBOR + 4.75%), Maturing October 31, 2024	225	225,495
Electrical Components International, Inc.
Term Loan, 7.05%, (3 mo. USD LIBOR + 4.75%), Maturing May 28, 2021	120	120,183
Electro Rent Corporation
Term Loan, 7.33%, (USD LIBOR + 5.00%), Maturing January 31, 2024(2)	296	297,978
Entegris, Inc.
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021	30	29,727
Epicor Software Corporation
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	549	551,970
Exact Merger Sub, LLC
Term Loan, 6.55%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	149	150,603

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
EXC Holdings III Corp.
Term Loan, 5.16%, (6 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	$125	$125,936
Eze Castle Software, Inc.
Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing April 6, 2020(2)	916	921,917
Flexera Software, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025	250	251,250
Go Daddy Operating Company, LLC
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024	1,289	1,294,252
GTCR Valor Companies, Inc.
Term Loan, 5.31%, (2 mo. USD LIBOR + 3.25%), Maturing June 16, 2023	362	365,619
Hyland Software, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2022	1,068	1,078,023
Infoblox, Inc.
Term Loan, 6.48%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	484	490,999
Infor (US), Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing February 1, 2022	1,880	1,883,412
Informatica, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022	647	652,004
Lattice Semiconductor Corporation
Term Loan, 6.17%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021	481	483,601
MA FinanceCo., LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing November 19, 2021	506	502,528
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	119	118,188
MACOM Technology Solutions Holdings, Inc.
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024	294	290,953
Microchip Technology Incorporated
Term Loan, Maturing May 29, 2025(3)	600	603,875
MTS Systems Corporation
Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	289	292,006
Renaissance Holding Corp.
Term Loan, Maturing May 30, 2025(3)	275	275,520
Rocket Software, Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing October 14, 2023	296	299,389

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Seattle Spinco, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	$804	$802,927
SGS Cayman L.P.
Term Loan, 7.68%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	50	48,355
SkillSoft Corporation
Term Loan, 6.73%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	1,242	1,170,679
SolarWinds Holdings, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024	249	250,863
Southwire Company
Term Loan, Maturing May 15, 2025(3)	125	125,781
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing April 16, 2025	337	339,075
SS&C Technologies, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing April 16, 2025	900	905,649
SurveyMonkey, Inc.
Term Loan, 6.81%, (3 mo. USD LIBOR + 4.50%), Maturing April 13, 2024	347	346,941
Sutherland Global Services, Inc.
Term Loan, 7.68%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	215	207,732
Tibco Software, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	148	149,165
Uber Technologies
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing July 13, 2023	911	916,392
Term Loan, 5.92%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	350	352,570
Veritas Bermuda Ltd.
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023	466	441,863
Vero Parent, Inc.
Term Loan, 6.98%, (1 mo. USD LIBOR + 5.00%), Maturing August 16, 2024	572	572,840
VF Holding Corp.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2023	566	568,106
Wall Street Systems Delaware, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	524	522,378

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Western Digital Corporation
Term Loan, 3.71%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	$606	$608,078
		$23,005,112

Equipment Leasing — 0.8%
Avolon TLB Borrower 1 (US), LLC
Term Loan, 3.95%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025	$1,017	$1,009,452
		$1,009,452

Financial Intermediaries — 5.4%
Armor Holding II, LLC
Term Loan, 6.81%, (3 mo. USD LIBOR + 4.50%), Maturing June 26, 2020	$868	$871,600
Blackhawk Network Holdings, Inc.
Term Loan, Maturing May 23, 2025(3)	175	175,438
Clipper Acquisitions Corp.
Term Loan, 4.02%, (3 mo. USD LIBOR + 2.00%), Maturing December 27, 2024	299	300,559
Ditech Holding Corporation
Term Loan, 7.98%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2022	860	826,631
Donnelley Financial Solutions, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing October 2, 2023	61	60,942
FinCo I, LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing December 27, 2022	274	275,259
Focus Financial Partners, LLC
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 3, 2024	349	350,514
Freedom Mortgage Corporation
Term Loan, 6.71%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022	269	273,080
Greenhill & Co., Inc.
Term Loan, 5.75%, (USD LIBOR + 3.75%), Maturing October 12, 2022(2)	247	249,035
GreenSky Holdings, LLC
Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing March 29, 2025	350	351,312
Guggenheim Partners, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	966	967,856
Harbourvest Partners, LLC
Term Loan, 4.55%, (3 mo. USD LIBOR + 2.25%), Maturing February 20, 2025	125	125,260

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)
LPL Holdings, Inc.
Term Loan, 4.56%, (3 mo. USD LIBOR + 2.25%), Maturing September 23, 2024	$323	$323,171
NXT Capital, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 3.50%), Maturing November 22, 2022	617	622,066
Ocwen Financial Corporation
Term Loan, 6.93%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020	73	73,856
Quality Care Properties, Inc.
Term Loan, 7.23%, (1 mo. USD LIBOR + 5.25%), Maturing October 31, 2022	667	674,617
StepStone Group L.P.
Term Loan, 5.97%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025	150	150,938
Virtus Investment Partners, Inc.
Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing June 1, 2024	124	124,605
Term Loan, 1.25%, Maturing June 3, 2024(6)	50	50,219
Walker & Dunlop, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing December 11, 2020	462	467,120
		$7,314,078

Food Products — 3.8%
Alphabet Holding Company, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	$572	$504,900
Badger Buyer Corp.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	400	402,250
CHG PPC Parent, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	100	100,687
Del Monte Foods, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	649	536,775
Dole Food Company, Inc.
Term Loan, 4.71%, (USD LIBOR + 2.75%), Maturing April 6, 2024(2)	417	418,074
Hearthside Food Solutions, LLC
Term Loan, 4.96%, (1 mo. USD LIBOR + 3.00%), Maturing May 23, 2025	175	174,564
High Liner Foods Incorporated
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021	201	196,674

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)
HLF Financing S.a.r.l.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing February 15, 2023	$347	$351,374
Jacobs Douwe Egberts International B.V.
Term Loan, 4.63%, (3 mo. USD LIBOR + 2.25%), Maturing July 2, 2022	175	175,875
JBS USA, LLC
Term Loan, 4.68%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022	1,709	1,706,961
Mastronardi Produce Limited
Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing April 18, 2025	75	75,938
Nomad Foods Europe Midco Limited
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	149	148,918
Post Holdings, Inc.
Term Loan, 3.97%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024	397	398,069
		$5,191,059

Food Service — 2.3%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024	$1,594	$1,595,599
Aramark Services, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing March 11, 2025	224	225,139
IRB Holding Corp.
Term Loan, 5.21%, (USD LIBOR + 3.25%), Maturing February 5, 2025(2)	200	201,500
KFC Holding Co.
Term Loan, 3.69%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025	246	247,724
NPC International, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024	223	225,685
TKC Holdings, Inc.
Term Loan, 6.23%, (1 mo. USD LIBOR + 4.25%), Maturing February 1, 2023	248	249,480
Welbilt, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	379	380,419
		$3,125,546

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food / Drug Retailers — 1.7%
Albertsons, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021	$289	$286,114
Term Loan, 5.29%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022	494	489,691
Term Loan, Maturing May 2, 2023(3)	275	275,344
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023	1,075	1,063,768
Diplomat Pharmacy, Inc.
Term Loan, 6.49%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	122	123,246
Supervalu, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024	47	46,782
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024	78	77,970
		$2,362,915

Forest Products — 0.2%
Expera Specialty Solutions, LLC
Term Loan, 6.23%, (1 mo. USD LIBOR + 4.25%), Maturing November 3, 2023	$245	$247,878
		$247,878

Health Care — 14.0%
ADMI Corp.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing April 4, 2025	$400	$401,438
Akorn, Inc.
Term Loan, 6.25%, (1 mo. USD LIBOR + 4.25%), Maturing April 16, 2021	219	212,910
Alliance Healthcare Services, Inc.
Term Loan, 6.48%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	249	250,719
Ardent Legacy Acquisitions, Inc.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing August 4, 2021	119	120,121
Auris Luxembourg III S.a.r.l.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022	194	194,984
Avantor, Inc.
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024	798	805,731
Beaver-Visitec International, Inc.
Term Loan, 7.30%, (3 mo. USD LIBOR + 5.00%), Maturing August 21, 2023	197	197,985

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
BioClinica, Inc.
Term Loan, 6.63%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	$396	$372,231
BW NHHC Holdco, Inc.
Term Loan, 6.92%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	225	223,172
Carestream Dental Equipment, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	398	398,684
CHG Healthcare Services, Inc.
Term Loan, 5.36%, (USD LIBOR + 3.00%), Maturing June 7, 2023(2)	764	770,575
Community Health Systems, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing December 31, 2019	163	161,973
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing January 27, 2021	301	293,868
Concentra, Inc.
Term Loan, 4.66%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022	75	75,609
Convatec, Inc.
Term Loan, 4.55%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	148	149,696
CPI Holdco, LLC
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024	173	174,550
CryoLife, Inc.
Term Loan, 6.30%, (3 mo. USD LIBOR + 4.00%), Maturing November 14, 2024	125	125,415
DJO Finance, LLC
Term Loan, 5.40%, (USD LIBOR + 3.25%), Maturing June 8, 2020(2)	535	536,978
Envision Healthcare Corporation
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing December 1, 2023	974	978,097
Genoa, a QoL Healthcare Company, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 28, 2023	493	496,530
GHX Ultimate Parent Corporation
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing June 28, 2024	149	149,433
Greatbatch Ltd.
Term Loan, 5.18%, (1 mo. USD LIBOR + 3.25%), Maturing October 27, 2022	380	382,413
Grifols Worldwide Operations USA, Inc.
Term Loan, 4.00%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	842	844,898

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Hanger, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	$250	$250,937
Indivior Finance S.a.r.l.
Term Loan, 6.86%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2022	698	705,450
Inovalon Holdings, Inc.
Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	300	294,469
IQVIA, Inc.
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	174	174,651
Kindred Healthcare, Inc.
Term Loan, 5.88%, (3 mo. USD LIBOR + 3.50%), Maturing April 9, 2021	1,343	1,347,299
Kinetic Concepts, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	645	649,318
KUEHG Corp.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing August 13, 2022	789	793,264
Medical Depot Holdings, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing January 3, 2023	95	85,551
Medical Solutions, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	175	175,154
MPH Acquisition Holdings, LLC
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	1,121	1,124,464
National Mentor Holdings, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	144	144,690
Navicure, Inc.
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	150	150,186
New Millennium Holdco, Inc.
Term Loan, 8.48%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	96	49,827
One Call Corporation
Term Loan, 7.17%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	317	308,955
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2021	793	794,854
Parexel International Corporation
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	647	646,750

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Press Ganey Holdings, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing October 21, 2023	$173	$173,749
Prospect Medical Holdings, Inc.
Term Loan, 7.44%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	275	275,687
R1 RCM, Inc.
Term Loan, 7.62%, (3 mo. USD LIBOR + 5.25%), Maturing April 27, 2025	125	124,063
RadNet, Inc.
Term Loan, 6.12%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	372	376,682
Select Medical Corporation
Term Loan, 4.68%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021	396	399,836
Sotera Health Holdings, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	196	196,503
Surgery Center Holdings, Inc.
Term Loan, 5.35%, (2 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	249	248,750
Syneos Health, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing August 1, 2024	119	119,426
Team Health Holdings, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	495	478,603
Tecomet, Inc.
Term Loan, 5.41%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	199	200,237
U.S. Anesthesia Partners, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	298	299,241
Wink Holdco, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	125	124,371
		$19,030,977

Home Furnishings — 1.0%
Bright Bidco B.V.
Term Loan, 5.75%, (USD LIBOR + 3.50%), Maturing June 30, 2024(2)	$397	$397,996
Serta Simmons Bedding, LLC
Term Loan, 5.72%, (USD LIBOR + 3.50%), Maturing November 8, 2023(2)	1,062	941,141
		$1,339,137

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment — 5.6%
Apex Tool Group, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022	$571	$573,192
Clark Equipment Company
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024	463	463,005
Delachaux S.A.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021	100	100,884
DexKo Global, Inc.
Term Loan, 4.36%, (3 mo. USD LIBOR + 3.50%), Maturing July 24, 2024(6)	300	303,188
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing July 24, 2024	200	201,682
DXP Enterprises, Inc.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing August 29, 2023	124	124,530
Engineered Machinery Holdings, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024	374	374,686
EWT Holdings III Corp.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing December 20, 2024	788	794,861
Filtration Group Corporation
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	375	377,461
Gardner Denver, Inc.
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 30, 2024	323	325,194
Gates Global, LLC
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing April 1, 2024	973	979,414
Hayward Industries, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024	100	100,184
Milacron, LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023	633	633,797
Paladin Brands Holding, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022	318	320,593
Pro Mach Group, Inc.
Term Loan, 5.03%, (3 mo. USD LIBOR + 3.00%), Maturing March 7, 2025	50	49,950
Rexnord, LLC
Term Loan, 4.21%, (1 mo. USD LIBOR + 2.25%), Maturing August 21, 2024	872	876,699

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)
Robertshaw US Holding Corp.
Term Loan, 5.50%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025	$250	$251,172
Thermon Industries, Inc.
Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024	90	90,535
Titan Acquisition Limited
Term Loan, 5.06%, (2 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	700	696,354
		$7,637,381

Insurance — 4.2%
Alliant Holdings I, Inc.
Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025	$533	$533,576
AmWINS Group, Inc.
Term Loan, 4.70%, (USD LIBOR + 2.75%), Maturing January 25, 2024(2)	346	346,801
Asurion, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing August 4, 2022	1,333	1,339,535
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing November 3, 2023	467	469,944
Term Loan - Second Lien, 7.98%, (1 mo. USD LIBOR + 6.00%), Maturing August 4, 2025	375	384,375
Hub International Limited
Term Loan, 5.36%, (2 mo. USD LIBOR + 3.00%), Maturing April 25, 2025	1,150	1,150,000
NFP Corp.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024	471	471,708
Sedgwick Claims Management Services, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021	275	275,086
USI, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	697	699,112
		$5,670,137

Leisure Goods / Activities / Movies — 4.4%
AMC Entertainment Holdings, Inc.
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023	$123	$123,798
Ancestry.com Operations, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023	714	716,381

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Bombardier Recreational Products, Inc.
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025	$1,084	$1,086,893
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022	296	295,427
ClubCorp Holdings, Inc.
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	441	440,717
Crown Finance US, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025	475	473,747
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024	439	437,965
Emerald Expositions Holding, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	273	274,416
Lindblad Expeditions, Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2025	56	55,784
Term Loan, 5.95%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2025	432	432,325
Match Group, Inc.
Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing November 16, 2022	131	132,234
Sabre GLBL, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024	636	636,304
SRAM, LLC
Term Loan, 4.84%, (USD LIBOR + 2.75%), Maturing March 15, 2024(2)	248	249,724
Steinway Musical Instruments, Inc.
Term Loan, 5.68%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025	200	201,750
UFC Holdings, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023	443	445,651
		$6,003,116

Lodging and Casinos — 5.9%
Aristocrat Technologies, Inc.
Term Loan, 4.10%, (3 mo. USD LIBOR + 1.75%), Maturing May 1, 2024	$299	$298,440
Boyd Gaming Corporation
Term Loan, 4.25%, (1 week USD LIBOR + 2.50%), Maturing September 15, 2023	229	230,557

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)
CityCenter Holdings, LLC
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024	$621	$622,544
Cyan Blue Holdco 3 Limited
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing August 23, 2024	498	498,246
Eldorado Resorts, LLC
Term Loan, 4.29%, (USD LIBOR + 2.25%), Maturing April 17, 2024(2)	198	198,608
ESH Hospitality, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023	305	306,255
Four Seasons Hotels Limited
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023	222	223,179
Golden Nugget, Inc.
Term Loan, 4.71%, (1 mo. USD LIBOR + 2.75%), Maturing October 4, 2023	785	790,798
GVC Holdings PLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024	250	250,938
Hanjin International Corp.
Term Loan, 4.86%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	125	125,625
Hilton Worldwide Finance, LLC
Term Loan, 3.71%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023	958	963,138
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.75%, (1 week USD LIBOR + 2.00%), Maturing April 25, 2023	466	466,082
Playa Resorts Holding B.V.
Term Loan, 5.22%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2024	844	845,906
Stars Group Holdings B.V. (The)
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing April 6, 2025	1,339	1,342,618
Tropicana Entertainment, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing November 27, 2020	29	29,544
VICI Properties 1, LLC
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024	525	525,862
Wyndham Hotels & Resorts, Inc.
Term Loan, Maturing March 28, 2025(3)	300	301,344
		$8,019,684

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Nonferrous Metals / Minerals — 1.3%
Dynacast International, LLC
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022	$294	$294,821
Fairmount Santrol, Inc.
Term Loan, 8.30%, (3 mo. USD LIBOR + 6.00%), Maturing November 1, 2022	422	424,455
Global Brass & Copper, Inc.
Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing July 18, 2023	197	198,354
Murray Energy Corporation
Term Loan, 9.55%, (3 mo. USD LIBOR + 7.25%), Maturing April 16, 2020	479	447,848
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(4)(7)	17	9,900
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(4)(5)	238	18,325
Oxbow Carbon, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	148	150,162
Term Loan - Second Lien, 9.48%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024	175	178,500
		$1,722,365

Oil and Gas — 2.5%
Ameriforge Group, Inc.
Term Loan, 11.30%, (3 mo. USD LIBOR + 9.00% (10.30% Cash, 1.00% PIK)), Maturing June 8, 2022	$115	$115,583
Apergy Corporation
Term Loan, 4.44%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	75	75,187
BCP Raptor, LLC
Term Loan, 6.31%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024	174	169,779
CITGO Petroleum Corporation
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021	241	242,758
Fieldwood Energy, LLC
Term Loan, 7.23%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	695	702,313
Green Plains Renewable Energy, Inc.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	249	252,481
McDermott Technology Americas, Inc.
Term Loan, 6.91%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025	300	303,075

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)
Medallion Midland Acquisition, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 30, 2024	$150	$147,521
MEG Energy Corp.
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	10	9,530
PSC Industrial Holdings Corp.
Term Loan, 5.68%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	175	176,308
Sheridan Investment Partners II L.P.
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing December 16, 2020(2)	9	8,352
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing December 16, 2020(2)	25	22,395
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing December 16, 2020(2)	181	160,992
Sheridan Production Partners I, LLC
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	54	46,607
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	89	76,304
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	669	575,840
Ultra Resources, Inc.
Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing April 12, 2024	350	322,000
		$3,407,025

Publishing — 1.7%
Ascend Learning, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	$274	$274,514
Getty Images, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	812	789,512
Harland Clarke Holdings Corp.
Term Loan, 7.05%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	328	324,268
LSC Communications, Inc.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	220	220,963
Merrill Communications, LLC
Term Loan, 7.61%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	131	132,561
Multi Color Corporation
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2024	75	75,257

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing (continued)
ProQuest, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2021	$414	$419,704
Tweddle Group, Inc.
Term Loan, 8.36%, (3 mo. USD LIBOR + 6.00%), Maturing October 24, 2022(4)	185	88,724
		$2,325,503

Radio and Television — 4.0%
ALM Media Holdings, Inc.
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	$112	$99,485
CBS Radio, Inc.
Term Loan, 4.70%, (1 mo. USD LIBOR + 2.75%), Maturing November 17, 2024	353	352,194
Cumulus Media Holdings, Inc.
Term Loan, 7.00%, (3 mo. USD Prime + 2.25%), Maturing December 23, 2020	1,032	901,066
E.W. Scripps Company (The)
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing October 2, 2024	100	99,749
Entravision Communications Corporation
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	274	271,231
Hubbard Radio, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	148	148,299
iHeartCommunications, Inc.
Term Loan, 0.00%, Maturing January 30, 2019(5)	500	395,417
Mission Broadcasting, Inc.
Term Loan, 4.41%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	71	71,240
Nexstar Broadcasting, Inc.
Term Loan, 4.41%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	553	554,756
Sinclair Television Group, Inc.
Term Loan, Maturing December 12, 2024(3)	725	725,993
Univision Communications, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	1,919	1,854,123
		$5,473,553

Retailers (Except Food and Drug) — 4.3%
Ascena Retail Group, Inc.
Term Loan, 6.50%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	$359	$315,608

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Bass Pro Group, LLC
Term Loan, 6.98%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	$299	$300,319
BJ’s Wholesale Club, Inc.
Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing February 3, 2024	247	248,284
Coinamatic Canada, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	40	40,025
David’s Bridal, Inc.
Term Loan, 6.31%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	465	411,574
Evergreen Acqco 1 L.P.
Term Loan, 6.11%, (USD LIBOR + 3.75%), Maturing July 9, 2019(2)	517	502,369
Global Appliance, Inc.
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	249	253,181
Go Wireless, Inc.
Term Loan, 8.48%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	173	172,453
Harbor Freight Tools USA, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	100	99,743
J. Crew Group, Inc.
Term Loan, 5.15%, (USD LIBOR + 3.00%), Maturing March 5, 2021(2)(4)	742	516,904
LSF9 Atlantis Holdings, LLC
Term Loan, 7.92%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	245	242,246
Neiman Marcus Group Ltd., LLC
Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	510	452,622
Party City Holdings, Inc.
Term Loan, 4.94%, (USD LIBOR + 2.75%), Maturing August 19, 2022(2)	299	300,830
PetSmart, Inc.
Term Loan, 4.92%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	793	621,354
PFS Holding Corporation
Term Loan, 5.41%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	521	299,398
Pier 1 Imports (U.S.), Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	120	110,387
Shutterfly, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2024	125	125,957

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Staples, Inc.
Term Loan, 6.36%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	$149	$145,570
Toys ‘R’ Us Property Company I, LLC
Term Loan, 0.00%, Maturing August 21, 2019(5)	436	354,807
Vivid Seats Ltd.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	248	249,055
		$5,762,686

Steel — 1.4%
Atkore International, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	$100	$100,169
GrafTech Finance, Inc.
Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	425	427,922
Neenah Foundry Company
Term Loan, 8.58%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	198	196,512
Phoenix Services International, LLC
Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	175	176,750
Zekelman Industries, Inc.
Term Loan, 5.00%, (3 mo. USD LIBOR + 2.75%), Maturing June 14, 2021	959	961,768
		$1,863,121

Surface Transport — 0.8%
Agro Merchants NAI Holdings, LLC
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	$100	$100,630
Hertz Corporation (The)
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	244	244,341
Kenan Advantage Group, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	27	27,289
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	89	89,737
PODS, LLC
Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing December 6, 2024	149	149,670
Stena International S.a.r.l.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	384	374,400

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Surface Transport (continued)
XPO Logistics, Inc.
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	$150	$150,537
		$1,136,604

Telecommunications — 4.5%
CenturyLink, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	$1,247	$1,233,071
Colorado Buyer, Inc.
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	199	198,972
Consolidated Communications, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023	149	148,162
Digicel International Finance Limited
Term Loan, 5.61%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	174	170,425
Frontier Communications Corp.
Term Loan, 5.74%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024	471	465,780
Global Eagle Entertainment, Inc.
Term Loan, 9.36%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	490	502,218
Intelsat Jackson Holdings S.A.
Term Loan, 6.47%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024	400	414,750
IPC Corp.
Term Loan, 6.86%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021	220	217,405
Mitel Networks Corporation
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023	94	93,725
Onvoy, LLC
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	470	454,379
Sprint Communications, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	842	842,552
Syniverse Holdings, Inc.
Term Loan, 6.93%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	225	227,166
Telesat Canada
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023	1,107	1,113,235
		$6,081,840

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities — 2.6%
Calpine Construction Finance Company L.P.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	$92	$92,441
Calpine Corporation
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	802	804,172
Granite Acquisition, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	28	28,626
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	627	630,497
Invenergy Thermal Operating I, LLC
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing October 19, 2022	229	219,397
Lightstone Generation, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	23	23,333
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	362	364,438
Longview Power, LLC
Term Loan, 8.36%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	559	480,901
Talen Energy Supply, LLC
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023	198	199,439
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	173	172,900
USIC Holdings, Inc.
Term Loan, 5.28%, (3 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	21	21,408
Term Loan, Maturing December 8, 2023(3)	279	280,467
Vistra Energy Corp.
Term Loan, Maturing December 1, 2025(3)	250	249,665
		$3,567,684

Total Senior Floating-Rate Loans (identified cost $186,273,851)		$183,545,666

Corporate Bonds & Notes — 10.2%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.5%
Bombardier, Inc.
7.45%, 5/1/34(8)	640	$651,200
		$651,200

Security		Principal Amount* (000’s omitted)	Value

Air Transport — 0.3%
Azul Investments LLP
5.875%, 10/26/24(8)		500	$453,125
			$453,125

Banks and Thrifts — 0.8%
Australia and New Zealand Banking Group, Ltd.
3.75%, 7/25/19(9)	AUD	640	$491,170
Banco Mercantil del Norte S.A./Grand Cayman
5.75% to 10/4/26, 10/4/31(8)(10)		400	373,500
JPMorgan Chase & Co.
4.25%, 11/2/18	NZD	255	179,647
			$1,044,317

Building and Development — 0.4%
MDC Holdings, Inc.
6.00%, 1/15/43		533	$481,699
			$481,699

Computers — 0.6%
Seagate HDD Cayman
4.875%, 6/1/27		520	$486,939
5.75%, 12/1/34		426	392,372
			$879,311

Diversified Financial Services — 0.5%
Jefferies Finance, LLC/JFIN Co-Issuer Corp.
7.25%, 8/15/24(8)		202	$199,980
Jefferies Group, LLC/Jefferies Group Capital Finance, Inc.
4.15%, 1/23/30		330	298,183
Unifin Financiera SAB de CV
8.875% to 1/29/25(8)(10)(11)		200	187,352
			$685,515

Drugs — 0.7%
Teva Pharmaceutical Finance Netherlands III B.V.
6.00%, 4/15/24		500	$495,563
Valeant Pharmaceuticals International, Inc.
6.50%, 3/15/22(8)		173	180,785
7.00%, 3/15/24(8)		225	236,531
			$912,879

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 0.2%
Ingram Micro, Inc.
5.45%, 12/15/24	310	$305,695
		$305,695

Food / Drug Retailers — 0.5%
ESAL GmbH
6.25%, 2/5/23(8)	685	$656,751
		$656,751

Leisure Goods / Activities / Movies — 0.5%
Mattel, Inc.
3.15%, 3/15/23	295	$255,912
6.75%, 12/31/25(8)	165	161,370
6.20%, 10/1/40	120	103,776
5.45%, 11/1/41	155	125,132
		$646,190

Nonferrous Metals / Minerals — 0.5%
First Quantum Minerals, Ltd.
6.875%, 3/1/26(8)	775	$735,281
		$735,281

Oil and Gas — 2.5%
Gran Tierra Energy International Holdings, Ltd.
6.25%, 2/15/25(8)	500	$471,600
Hunt Oil Co. of Peru, LLC
6.375%, 6/1/28(8)	200	200,500
Oceaneering International, Inc.
6.00%, 2/1/28	500	494,834
Petrobras Global Finance B.V.
5.625%, 5/20/43	905	759,069
Rowan Cos., Inc.
4.75%, 1/15/24	415	357,937
5.40%, 12/1/42	675	493,594
YPF S.A.
7.00%, 12/15/47(8)	680	568,140
		$3,345,674

Real Estate Investment Trusts (REITs) — 0.4%
CBL & Associates, L.P.
4.60%, 10/15/24	465	$377,149
5.95%, 12/15/26	280	228,822
		$605,971

Security		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 1.4%
JC Penney Corp., Inc.
6.375%, 10/15/36		670	$378,550
Macy’s Retail Holdings, Inc.
4.30%, 2/15/43		1,235	987,272
Signet UK Finance PLC
4.70%, 6/15/24		519	491,748
			$1,857,570

Transportation — 0.4%
JSL Europe S.A.
7.75%, 7/26/24(8)		600	$589,500
			$589,500

Total Corporate Bonds & Notes (identified cost $14,138,261)			$13,850,678

Foreign Government Bonds — 3.3%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.1%
Republic of Argentina
6.875%, 1/11/48	USD	80	$66,000
			$66,000

Brazil — 0.7%
Nota do Tesouro Nacional
10.00%, 1/1/25	BRL	3,525	$909,587
			$909,587

Canada — 0.5%
Canada Housing Trust
3.80%, 6/15/21(8)	CAD	900	$727,517
			$727,517

Malaysia — 0.2%
Malaysia Government Bond
3.441%, 2/15/21	MYR	1,200	$298,782
			$298,782

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Mexico — 0.7%
Mexican Bonos
7.75%, 5/29/31	MXN	19,590	$974,233
			$974,233

Supranational — 0.9%
European Investment Bank
7.20%, 7/9/19(8)	IDR	4,080,000	$293,355
International Bank for Reconstruction & Development
3.50%, 1/22/21	NZD	425	304,864
International Finance Corp.
7.80%, 6/3/19	INR	24,990	374,688
8.25%, 6/10/21	INR	18,100	276,514
			$1,249,421

Uruguay — 0.2%
Republic of Uruguay
8.50%, 3/15/28(8)	UYU	6,900	$202,566
			$202,566

Total Foreign Government Bonds (identified cost $4,524,186)			$4,428,106

Commercial Mortgage-Backed Securities — 0.1%
Security		Principal Amount (000’s omitted)	Value
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class D, 3.96%, Maturing 9/15/47(8)(12)		$100	$87,075

Total Commercial Mortgage-Backed Securities (identified cost $90,416)			$87,075

Convertible Bonds — 0.6%
Security		Principal Amount (000’s omitted)	Value

Oil & Gas — 0.6%
Ascent Resources-Utica, LLC/ARU Finance Corp.
6.00%, 3/1/21(8)(13)		$117	$152,641

Security	Principal Amount (000’s omitted)	Value

Oil & Gas (continued)
Nabors Industries, Inc.
0.75%, 1/15/24	$890	$705,516

Total Convertible Bonds (identified cost $838,165)		$858,157

Common Stocks — 4.5%
Security	Shares	Value

Business Equipment and Services — 0.3%
Education Management Corp.(4)(14)(15)	2,334,705	$0
RCS Capital Corp.(14)(15)	6,066	421,587
		$421,587

Consumer Discretionary — 0.1%
Lennar Corp., Class A	4,100	$212,134
		$212,134

Diversified Financial Services — 0.2%
Medley Capital Corp.	74,500	$263,730
		$263,730

Electronics / Electrical — 0.3%
Answers Corp.(4)(14)(15)	14,876	$108,446
Intel Corp.	4,500	248,400
		$356,846

Financial Services — 0.2%
Bank of America Corp.	7,600	$220,704
		$220,704

Health Care — 0.0%(16)
New Millennium Holdco, Inc.(14)(15)	10,394	$312
		$312

Investment Companies — 2.2%
Ares Capital Corp.	59,000	$995,920
PennantPark Investment Corp.	72,837	529,525
Solar Capital, Ltd.	43,000	929,230
THL Credit, Inc.	67,000	526,620
		$2,981,295

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Miscellaneous Manufacturing — 0.3%
Toshiba Corp.(14)	148,000	$415,275
		$415,275

Oil and Gas — 0.6%
AFG Holdings, Inc.(4)(14)(15)	4,525	$307,700
Fieldwood Energy, Inc.(14)(15)	2,148	97,734
Paragon Offshore Finance Company, Class A(14)(15)	404	492
Paragon Offshore Finance Company, Class B(14)(15)	202	6,313
Royal Dutch Shell PLC, Class B, ADR	5,150	372,499
Southcross Holdings Group, LLC(4)(14)(15)	15	0
Southcross Holdings L.P., Class A(14)(15)	15	4,613
		$789,351

Transportation — 0.3%
A.P. Moller - Maersk A/S, Class B	315	$469,670
		$469,670

Total Common Stocks (identified cost $6,882,390)		$6,130,904

Convertible Preferred Stocks — 1.5%
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(4)(14)(15)	2,597	$0
		$0

Diversified Financial Services — 0.3%
AMG Capital Trust II, 5.15%	6,900	$411,258
		$411,258

Oil & Gas — 1.0%
Chesapeake Energy Corp., 5.75%	2,240	$1,371,623
		$1,371,623

Pharmaceuticals — 0.2%
Teva Pharmaceutical Industries, Ltd., 7.00%	580	$233,073
		$233,073

Total Convertible Preferred Stocks (identified cost $1,913,659)		$2,015,954

Preferred Stocks — 0.3%
Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 0.1%
CBL & Associates Properties, Inc., Series D, 7.375%	10,475	$192,216
		$192,216

Oil, Gas & Consumable Fuels — 0.2%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(10)	9,200	$198,260
		$198,260

Total Preferred Stocks (identified cost $442,293)		$390,476

Short-Term Investments — 3.6%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.98%(17)	4,892,074	$4,892,563

Total Short-Term Investments (identified cost $4,892,026)		$4,892,563

Total Investments — 159.4% (identified cost $219,995,247)		$216,199,579

Less Unfunded Loan Commitments — (0.2)%		$(251,000)

Net Investments — 159.2% (identified cost $219,744,247)		$215,948,579

Notes Payable — (42.8)%		$(58,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (14.0)%		$(18,951,987)

Other Assets, Less Liabilities — (2.4)%		$(3,346,626)

Net Assets Applicable to Common Shares — 100.0%		$135,649,966

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Portfolio of Investments — continued

(2)

The stated interest rate represents the weighted average interest rate at May 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)	This Senior Loan will settle after May 31, 2018, at which time the interest rate will be determined.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(5)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2018, the aggregate value of these securities is $7,128,769 or 5.3% of the Fund’s net assets applicable to common shares.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At May 31, 2018, the aggregate value of these securities is $491,170 or 0.4% of the Fund’s net assets applicable to common shares.

(10)	Security converts to floating rate after the indicated fixed-rate coupon period.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(12)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at May 31, 2018.

(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Amount is less than 0.05%.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2018.

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee

MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
USD	–	United States Dollar
UYU	–	Uruguayan Peso

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Statement of Assets and Liabilities

Assets	May 31, 2018
Unaffiliated investments, at value (identified cost, $214,852,221)	$211,056,016
Affiliated investment, at value (identified cost, $4,892,026)	4,892,563
Cash	2,054,405
Interest and dividends receivable	1,078,088
Dividends receivable from affiliated investment	9,555
Receivable for investments sold	197,000
Tax reclaims receivable	1,781
Prepaid upfront fees on variable rate term preferred shares	42,693
Prepaid upfront fees on notes payable	49,458
Prepaid expenses	9,108
Total assets	$219,390,667

Liabilities
Notes payable	$58,000,000
Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $48,013)	18,951,987
Payable for investments purchased	6,192,509
Due to custodian — foreign currency, at value (identified cost, $1,130)	1,076
Payable to affiliates:
Investment adviser fee	135,799
Trustees’ fees	1,530
Interest expense and fees payable	305,115
Accrued expenses	152,685
Total liabilities	$83,740,701
Net assets applicable to common shares	$135,649,966

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 7,606,422 shares issued and outstanding	$76,064
Additional paid-in capital	144,128,196
Accumulated distributions in excess of net investment income	(157,170)
Accumulated net realized loss	(4,594,210)
Net unrealized depreciation	(3,802,914)
Net assets applicable to common shares	$135,649,966

Net Asset Value Per Common Share
($135,649,966 ÷ 7,606,422 common shares issued and outstanding)	$17.83

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Statement of Operations

Investment Income	Year Ended May 31, 2018
Interest and other income	$10,312,864
Dividends (net of foreign taxes, $4,224)	555,919
Dividends from affiliated investment	71,726
Total investment income	$10,940,509

Expenses
Investment adviser fee	$1,582,657
Trustees’ fees and expenses	10,023
Custodian fee	154,553
Transfer and dividend disbursing agent fees	18,690
Legal and accounting services	106,607
Printing and postage	42,538
Interest expense and fees	2,139,782
Miscellaneous	54,707
Total expenses	$4,109,557

Net investment income	$6,830,952

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$94,535
Investment transactions — affiliated investment	(1,295)
Foreign currency transactions	884
Forward foreign currency exchange contracts	11,553
Net realized gain	$105,677
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $276 in accrued foreign capital gains taxes)	$(708,755)
Investments — affiliated investment	187
Foreign currency	(8,913)
Forward foreign currency exchange contracts	1,699
Net change in unrealized appreciation (depreciation)	$(715,782)

Net realized and unrealized loss	$(610,105)

Net increase in net assets from operations	$6,220,847

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$6,830,952	$7,209,735
Net realized gain (loss)	105,677	(139,379)
Net change in unrealized appreciation (depreciation)	(715,782)	10,502,864
Net increase in net assets from operations	$6,220,847	$17,573,220
Distributions to common shareholders —
From net investment income	$(6,921,844)	$(7,475,035)
Tax return of capital	—	(78,142)
Total distributions to common shareholders	$(6,921,844)	$(7,553,177)

Net increase (decrease) in net assets	$(700,997)	$10,020,043

Net Assets Applicable to Common Shares
At beginning of year	$136,350,963	$126,330,920
At end of year	$135,649,966	$136,350,963

Accumulated distributions in excess of net investment income included in net assets applicable to common shares
At end of year	$(157,170)	$(35,318)

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2018
Net increase in net assets from operations	$6,220,847
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(71,469,241)
Investments sold and principal repayments	68,261,099
Decrease in short-term investments, net	471,454
Net amortization/accretion of premium (discount)	(236,534)
Amortization of prepaid upfront fees on variable rate term preferred shares	31,613
Amortization of deferred debt issuance costs on variable rate term preferred shares	35,911
Amortization of prepaid upfront fees on notes payable	64,894
Increase in interest and dividends receivable	(46,738)
Increase in dividends receivable from affiliated investment	(5,512)
Increase in tax reclaims receivable	(925)
Increase in prepaid expenses	(3,057)
Decrease in payable for open forward foreign currency exchange contracts	(1,699)
Increase in payable to affiliate for investment adviser fee	2,614
Decrease in payable to affiliate for Trustees’ fees	(569)
Increase in interest expense and fees payable	117,100
Increase in accrued expenses	46,937
Increase in unfunded loan commitments	198,059
Net change in unrealized (appreciation) depreciation from investments	708,568
Net realized gain from investments	(93,240)
Net cash provided by operating activities	$4,301,581

Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$(6,921,844)
Payment of prepaid upfront fees on notes payable	(64,000)
Proceeds from notes payable	6,000,000
Repayments of notes payable	(2,000,000)
Increase in due to custodian — foreign currency	264
Net cash used in financing activities	$(2,985,580)

Net increase in cash	$1,316,001

Cash at beginning of year	$738,404

Cash at end of year	$2,054,405

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and variable rate term preferred shares	$1,954,264

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,				Period Ended May 31, 2014(1)
	2018	2017	2016	2015
Net asset value — Beginning of period (Common shares)	$17.930	$16.610	$18.390	$19.560	$19.100	(2)

Income (Loss) From Operations
Net investment income(3)	$0.898	$0.948	$1.058	$1.114	$0.989
Net realized and unrealized gain (loss)	(0.088)	1.365	(1.724)	(0.867)	0.511

Total income (loss) from operations	$0.810	$2.313	$(0.666)	$0.247	$1.500

Less Distributions to Common Shareholders
From net investment income	$(0.910)	$(0.983)	$(1.114)	$(1.134)	$(0.974)
From net realized gain	—	—	—	(0.283)	—
Tax return of capital	—	(0.010)	—	—	—

Total distributions to common shareholders	$(0.910)	$(0.993)	$(1.114)	$(1.417)	$(0.974)

Common shares offering costs charged to paid-in capital(3)	$—	$—	$—	$—	$(0.041)

Discount related to exercise of underwriters’ over-allotment option(3)	$—	$—	$—	$—	$(0.025)

Net asset value — End of period (Common shares)	$17.830	$17.930	$16.610	$18.390	$19.560

Market value — End of period (Common shares)	$16.720	$17.350	$15.240	$16.970	$17.950

Total Investment Return on Net Asset Value(4)	5.03%	14.69%	(2.60)%	2.15%	8.00	%(5)(6)

Total Investment Return on Market Value(4)	1.79%	20.96%	(3.15)%	2.71%	(0.89	)%(5)(6)

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,				Period Ended May 31, 2014(1)
Ratios/Supplemental Data	2018	2017	2016	2015
Net assets applicable to common shares, end of period (000’s omitted)	$135,650	$136,351	$126,331	$139,902	$148,770
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees(7)	1.44%	1.48%	1.63%	1.55%	1.54	%(8)
Interest and fee expense(9)	1.57%	1.17%	0.99%	0.84%	0.76	%(8)
Total expenses(7)	3.01%	2.65%	2.62%	2.39%	2.30	%(8)
Net investment income	5.00%	5.40%	6.35%	5.91%	5.49	%(8)
Portfolio Turnover	33%	52%	29%	28%	37	%(6)
Senior Securities:
Total notes payable outstanding (in 000’s)	$58,000	$54,000	$34,000	$54,000	$54,000
Asset coverage per $1,000 of notes payable(10)	$3,666	$3,877	$5,774	$4,257	$4,422
Total preferred shares outstanding(11)	190	190	360	360	360
Asset coverage per preferred share(11)(12)	$276,169	$286,782	$280,473	$255,447	$265,300
Involuntary liquidation preference per preferred share(11)	$100,000	$100,000	$100,000	$100,000	$100,000
Approximate market value per preferred share(11)	$100,000	$100,000	$100,000	$100,000	$100,000

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholders from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholders on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholders on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)

Interest and fee expense relates to variable rate term preferred shares and borrowings (see Note 2 and Note 8). Effective June 1, 2016, the ratio includes amortization of deferred debt issuance costs. For periods prior to June 1, 2016, amortization of deferred debt issuance costs was included in the ratio of expenses excluding interest and fees.

(10)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(11)	Preferred shares represent variable rate term preferred shares.

(12)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 276%, 287%, 280%, 255% and 265% at May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Year Ended May 31,				Period Ended May 31, 2014(1)
	2018	2017	2016	2015
Expenses excluding interest and fees	0.94%	0.98%	0.99%	0.95%	0.98%
Interest and fee expense	1.01%	0.77%	0.60%	0.52%	0.49%
Total expenses	1.95%	1.75%	1.59%	1.47%	1.47%
Net investment income	3.24%	3.56%	3.87%	3.63%	3.52%

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Plus Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is total return, with an emphasis on income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

31

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of May 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At May 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

32

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Notes to Financial Statements — continued

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On July 10, 2013, the Fund issued 360 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit). Variable rate term preferred shares are a form of preferred shares that represent stock of the Fund. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share. The Series C-1 VRTP Shares also had an original mandatory redemption date of July 8, 2016 that had been extended on December 22, 2015 to January 8, 2017 and further extended on June 24, 2016 to April 7, 2017 upon consent of the holders of the Series C-1 VRTP Shares and approval of the Fund’s Board of Trustees.

On September 30, 2016, the Fund made a partial redemption of its Series C-1 VRTP Shares at a liquidation price of $100,000 per share, the financing for which was provided by a committed financing arrangement (see Note 8). The number of Series C-1 VRTP Shares redeemed on September 30, 2016 and redemption amount (excluding the final dividend payment) were as follows:

Series C-1 VRTP Shares Redeemed	170
Redemption Amount	$17,000,000

Upon completion of the partial redemption of the Series C-1 VRTP Shares, the remaining 190 Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) on September 30, 2016 as permitted by the Fund’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. In addition, beginning one year after the date of the transfer, the Assignee is permitted to accelerate the redemption date of the Series L-2 VRTP Shares to 365 days following delivery of a redemption notice to the Fund. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.85% to three-month LIBOR. Such spread to the cost of funding is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.

The Series L-2 VRTP Shares are redeemable at the option of the Fund at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Fund. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Fund is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares’ redemption price, and over the six month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Fund. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on the Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.

In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Fund paid an upfront fee of $95,000 and debt issuance costs of $107,733, both of which are being amortized to interest expense and fees over a period of three years to September 30, 2019. The unamortized amount of the debt issuance costs as of May 31, 2018 is presented as a deduction of the liability for variable rate term preferred shares on the Statement of Assets and Liabilities.

The carrying amount of the Series L-2 VRTP Shares at May 31, 2018 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2018. The average liquidation preference of the Series L-2 VRTP Shares during the year ended May 31, 2018 was $19,000,000.

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the Series L-2 VRTP Shares at May 31, 2018 was 4.17%. The amount of dividends accrued and the average annual dividend rate of the Series L-2 VRTP Shares during the year ended May 31, 2018 were $678,465 and 3.57%, respectively.

33

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Notes to Financial Statements — continued

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on Series L-2 VRTP Shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2018 and May 31, 2017 was as follows:

	Year Ended May 31,
	2018	2017

Distributions declared from:
Ordinary income	$7,600,309	$8,064,550
Tax return of capital	$—	$78,142

During the year ended May 31, 2018, accumulated net realized loss was decreased by $112,482, accumulated distributions in excess of net investment income was increased by $30,960 and paid-in capital was decreased by $81,522 due to differences between book and tax accounting, primarily for foreign currency gain (loss), premium amortization, accretion of market discount, distributions from real estate investment trusts, non-deductible expenses, investments in partnerships, the treatment of VRTP Shares as equity for tax purposes and convertible debt securities.These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of May 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(4,536,911)
Net unrealized depreciation	$(3,862,944)
Other temporary differences	$(154,439)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At May 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $4,536,911 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2018, $4,536,911 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$219,804,276

Gross unrealized appreciation	$2,520,791
Gross unrealized depreciation	(6,376,488)

Net unrealized depreciation	$(3,855,697)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total managed assets and is payable monthly. Total managed assets as referred to herein represent total assets of the Fund (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended May 31, 2018, the Fund’s investment adviser fee amounted to $1,582,657. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

34

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $71,186,605 and $68,108,536, respectively, for the year ended May 31, 2018.

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended May 31, 2018 and May 31, 2017.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended May 31, 2018 and May 31, 2017.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At May 31, 2018, there were no obligations outstanding under these financial instruments.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended May 31, 2018.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At May 31, 2018, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

35

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$11,553	$1,699

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended May 31, 2018, which is indicative of the volume of this derivative type, was approximately $288,000.

8  Revolving Credit and Security Agreement

The Fund has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $64 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 11, 2019, the Fund also pays a program fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2018 totaled $474,396 and are included in interest expense and fees on the Statement of Operations. The Fund also paid an upfront fee of $64,000, which is being amortized to interest expense over a period of one year through March 11, 2019. The unamortized balance at May 31, 2018 is approximately $50,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2018, the Fund had borrowings outstanding under the Agreement of $58,000,000 at an interest rate of 2.21%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2018 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2018. For the year ended May 31, 2018, the average borrowings under the Agreement and the average interest rate (excluding fees) were $55,506,849 and 1.54%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

36

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$182,629,768		$664,898	$183,294,666
Corporate Bonds & Notes	—	13,850,678		—	13,850,678
Foreign Government Bonds	—	4,428,106		—	4,428,106
Commercial Mortgage-Backed Securities	—	87,075		—	87,075
Convertible Bonds	—	858,157		—	858,157
Common Stocks	4,298,762	1,415,996	**	416,146	6,130,904
Convertible Preferred Stocks	—	2,015,954		0	2,015,954
Preferred Stocks	390,476	—		—	390,476
Short-Term Investments	—	4,892,563		—	4,892,563

Total Investments	$4,689,238	$210,178,297		$1,081,044	$215,948,579

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2018 is not presented. At May 31, 2018, there were no investments transferred between Level 1 and Level 2 during the year then ended.

37

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Plus Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), including the portfolio of investments, as of May 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from the start of business, June 28, 2013, to May 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, June 28, 2013, to May 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

38

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended May 31, 2018, the Fund designates approximately $548,439, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 6.49% qualifies for the corporate dividends received deduction.

39

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 22, 2018. The following action was taken by the shareholders:

Item 1:  The election of William H. Park, Susan J. Sutherland and Harriett Tee Taggart as Class II Trustees of the Fund for a three-year term expiring in 2021. On March 22, 2018, the Fund adjourned the meeting for VRTP Shareholders until April 9, 2018, and Mr. Gorman was elected solely by VRTP Shareholders at that meeting.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
William H. Park	6,951,508	168,177
Susan J. Sutherland	6,999,313	120,372
Harriett Tee Taggart	6,989,833	129,852

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld
George J. Gorman	190	0

40

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

41

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Plus Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

42

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Eaton Vance

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May 31, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans and other income producing investments. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

44

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one- and three-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and lower than the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of clients. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

45

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Plus Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2019. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2020. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee(3)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee(3)	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

46

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2019. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Class II Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2021. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds in 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Class I Trustee	Until 2020. Trustee since 2016.

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

47

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	APS Trustee
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

48

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

49

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

15088    5.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2017 and May 31, 2018 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Floating-Rate Income Plus Fund

Fiscal Years Ended	5/31/17	5/31/18
Audit Fees	$50,025	$59,188
Audit-Related Fees(1)	$18,000	$0
Tax Fees(2)	$20,754	$22,565
All Other Fees(3)	$0	$0

Total	$88,779	$81,753

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement and Variable Rate Term Preferred Shares ratings.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2017 and May 31, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/17	5/31/18
Registrant	$38,754	$22,565
Eaton Vance(1)	$194,018	$51,855

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Kathleen C. Gaffney, Scott H. Page and Craig P. Russ comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. Gaffney is a Vice President of EVM, has been a portfolio manager of the Fund since June 2013 and is Co-Director of EVM’s Diversified Fixed Income Group. Prior to joining EVM in 2012, Ms. Gaffney was a Vice President and portfolio manager at Loomis, Sayles & Company for more than five years. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since June 2013 and is Co-Director of EVM’s Floating Rate Loan Group. Mr. Russ is a Vice President of EVM, has been a portfolio manager of the Fund since June 2013 and is Co-Director of EVM’s Floating Rate Loan Group. Messrs. Paige and Russ have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kathleen C. Gaffney(1)
Registered Investment Companies	4	$1,301.2	0	$0
Other Pooled Investment Vehicles	1	$12.9	0	$0
Other Accounts	3	$206.8	0	$0
Scott H. Page
Registered Investment Companies	14	$31,487.1	0	$0
Other Pooled Investment Vehicles	13	$8,768.3	1	$2.4
Other Accounts	6	$6,520.5	0	$0
Craig P. Russ
Registered Investment Companies	10	$27,425.4	0	$0
Other Pooled Investment Vehicles	5	$6,699.0	0	$0
Other Accounts	7	$7,453.5	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kathleen C. Gaffney	$10,001 - $50,000
Scott H. Page	$100,001 - $500,000
Craig P. Russ	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule, and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis.

For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 23, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 23, 2018